SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549

     ______________________________________________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1939



Date of Report (Date of earliest event reported):  March 12, 1997


                       GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                     1-8462               16-1194720
(State of            (Commission File Number)     (IRS Employer
 Incorporation)                                    Identification
                                                   Number)


            20 Florence Avenue, Batavia, New York 14020
             (Address of principal executive offices)


           Registrant's telephone number: (716) 343-2216




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     Item 1.   Not applicable

     Item 2.   Not applicable

     Item 3.   Not applicable

     Item 4.   Not applicable

     Item 5.   Not applicable

     Item 6.   Not applicable

     Item 7.   Not applicable

     Item 8.   Change in Fiscal Year

               The Registrant determined on March 12, 1997 to change its fiscal year from a December 31 year end to a March 31 year end.

               A new fiscal year will commence on April 1, 1997.

               The transition period of January 1 - March 31, 1997 will be reported on Form 10-Q.



                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)


Date:  March 25, 1997         By   __________________________
                                   J. Ronald Hansen
                                   Vice President-Administration and
                                   Chief Financial Officer